UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

September 19, 2005

Date of Report (Date of earliest event reported)

_____________________

FILENET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15997	95-3757924
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3565 Harbor Boulevard Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)

(714) 327-3400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 19, 2005, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed herewith.
99.1	Press Release dated September 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 19, 2005

FILENET CORPORATION

By:	/s/ Philip C. Maynard
Name:	Philip C. Maynard
Title:	Senior Vice President,

Chief Legal Officer and Secretary

Exhibit 99.1

FOR IMMEDIATE RELEASE

Filenet Announces Intent To Acquire

Yaletown Technology Group

Company Continues To Expand Records & Email Management Capabilities To Help Customers Meet Compliance Requirements

COSTA MESA, Calif.— September 19, 2005— FileNet Corporation (Nasdaq: FILE), the leading provider of Enterprise Content and Business Process Management solutions, today announced that they have entered into an agreement to acquire Yaletown Technology Group, Inc., a leading provider of content compliance software. This acquisition is expected to provide FileNet with additional technology and expertise to address the compliance market, and will increase the breadth of capability delivered by FileNet’s industry-leading Records Manager and Email Manager product suites.

“Acquiring Yaletown Technology Group is a natural extension for FileNet as we continue to expand our offerings to help customers meet the growing needs of regulatory compliance,” said Lee Roberts, CEO and chairman of FileNet. "As much as 80 percent of a company's content assets remain unmanaged and uncontrolled by electronic records management systems presenting potential business risk to large regulated corporations. We believe the integration of Yaletown Technology Group's compliance oriented technologies into the FileNet P8 ECM platform can further accelerate our leadership in this growing market."

As a result of the acquisition, FileNet will complement its Records Management product with Yaletown’s Records Crawler product. Working in conjunction with FileNet P8’s Records Manager and Email Manager suites, Records Crawler for FileNet can scan Microsoft File Servers at high speed to examine documents a user creates and automatically declare only those documents as records that meet pre-set business rules. Records Crawler is designed to draw on the rules established in FileNet’s Records Manager’s File Plan – which companies carefully design as part of their compliance strategy.

Additionally, the acquisition strengthens FileNet’s ability to enhance and support its existing email management product capabilities now and into the future. FileNet and Yaletown Technology Group have been marketing an integrated email management offering through an OEM relationship, offering customers email management capabilities integrated with FileNet Records Manager and Content Manager repository.

“One of the top technology challenges of the utilities industry today is managing the vast amount of both electronic and paper records for government regulation,” said Warren McKay, chief technology officer of BC Hydro a common FileNet and Yaletown Technology Group customer. “From my perspective, the combination of FileNet and Yaletown Technology Group's records management technology is a natural fit which allows us to further automate our records and email management policies. BC Hydro's goal in automating our compliance processes is to more quickly respond to our business environment, and to help employees be more productive in their business areas by reducing the time needed in manually processing records to achieve compliance. I am delighted FileNet is acquiring Yaletown and expanding its development operations in Vancouver.”

The purchase of Yaletown Technology Group is an all cash transaction valued at approximately $11 million net of cash for all of the stock in the company. The transaction is expected to close in early October, subject to customary closing conditions. The transaction is expected to be immaterial to FileNet’s results for 2005.

Based in Vancouver, Canada, Yaletown Technology Group is a privately owned corporation that specializes in delivering critical content compliance solutions to some of the world's largest companies. Yaletown Technology Group has a total employee base of approximately 40. The majority of these employees are in development, sales and professional services and are expected to be retained as FileNet employees.

About FileNet

FileNet Corporation (NASDAQ: FILE) helps organizations make better decisions by managing the content and processes that drive their business. FileNet’s Enterprise Content Management (ECM) solutions allow customers to build and sustain competitive advantage by managing content throughout their organizations, automating and streamlining their business processes, and providing a spectrum of connectivity needed to simplify their critical and everyday decision-making.

FileNet ECM products are designed to deliver a broad set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company’s founding in 1982, more than 4,000 organizations, including more than three quarters of the FORTUNE 100, have taken advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered in Costa Mesa, Calif., the Company markets its innovative ECM solutions in more than 90 countries through its own global sales, professional services and support organizations, as well as via its ValueNet® Partner network of resellers, system integrators and application developers.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements that are based on our current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will" and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such a difference for FileNet include, but are not limited to, the volume of our sales and pricing concessions on volume sales; our ability to specify, develop or acquire, complete, introduce, market, distribute and gain market acceptance for new products and technologies in a timely manner; the mix of products and services sold by us; the timing, rescheduling or cancellation of significant customer orders; the loss of a key customer; our ability to control expenses; announcements of technological innovations, new products or product enhancements by the company or its competitors; the integration of our products with the products of third parties; the emerging nature of the Enterprise Content Management market; key management changes; changes in joint marketing and development programs; developments relating to patents or other intellectual property rights or disputes; changing relationships with customers, distributors, suppliers and strategic partners; potential contractual or employment issues; our ability to integrate acquired businesses; and general conditions in the worldwide economy and the software/technology sector and other factors. Our Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and other Securities and Exchange Commission filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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Investor Contact:

Greg Witter, Director, Investor Relations

FileNet Corporation

Phone: 714-327-3405

Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications

FileNet Corporation

Phone: 714-327-5050

Email: thennessey@filenet.com